ANNUAL STOCKHOLDERS' MEETING May 18, 2004

BOARD OF DIRECTORS John Penn, Chairman James A. Bernards K. James Ehlen, M.D. Cary Musech Jerry Noyce Mark W. Sheffert Linda Hall Whitman Rodney A. Young Robert J. Marzec

PROFESSIONAL COUNSEL John Satorius Partner, Fredrikson & Byron, PA Assistant Secretary, Legal Counsel Gregory Steiner Partner, Grant Thornton

MANAGEMENT REPORT May 18, 2004

SENIOR MANAGEMENT TEAM RALPH COLAO VP, Best Practices & Consulting JEANNE CRAWFORD VP, Human Resources BRIAN GAGNE VP, Programs & Partnerships KATHERINE HAMLIN VP, Marketing MIKE SEETHALER National VP, Sales DAVE HURT National VP, Account Services JIM NARUM National VP, Account Services WES WINNEKINS CFO DR. JIM EHLEN Medical Advisor

This presentation contains forward-looking statements regarding management's 2004 priorities, including growing the core business, expanding integrated health improvement solutions, building our leadership and management talent, and seeking appropriate acquisitions or strategic alliances. Management's financial goals for 2004 also are forward-looking statements. These forward-looking statements, like any other forward-looking statements, involve risks and uncertainties known and unknown, and may be affected by inaccurate assumptions, including, among others, those discussed in the "Outlook and Trends" section of "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained within the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The risks and uncertainties discussed there, together with, such factors as pressures on client budgets, possible lack of market acceptance for HFC's integrated health solutions, and difficulties encountered in integrating the J&J acquisition, including employee retention and cultural compatibility issues, could cause actual results to differ materially from those projected or anticipated. There is no assurance that the Company will be able to capitalize on any of its plans or achieve its financial performance goals, and we disclaim any obligation to subsequently revise forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

AGENDA Review of 2003 Opportunities Today Our Game Plan Q & A

2003: A SIGNIFICANT YEAR FOR HFC Financial growth in 2003 Increase in number of sites managed Introduced Health Enhancement Programs Acquired Health & Fitness Division of JJHCS

FINANCIAL GROWTH IN 2003

2003 FINANCIAL RECAP Balance Sheet (In Thousands) 2003 2002 Working Capital $ 2,255 $ 1,250 Goodwill 8,726 5,309 Client Contracts 1,663 - Trademark 344 - Long-term Obligations 4,350 - Preferred Stock 1,444 - Stockholders' Equity 9,732 9,079

2003 FINANCIAL RECAP (In Thousands) 2003 2002 Variance Revenue $ 31,479 $ 27,865 $ 3,614 HFC Management Fees 29,437 27,642 1,795 HFC HEP Fees 823 223 600 JJHCS H&F Mgmt Fees 1,177 - 1,177 JJHCS H&F HEP Fees 42 - 42 Organic Growth 8.6% Acquired Growth 4.4%

2003 FINANCIAL RECAP (In Thousands) 2003 2002 Variance Costs of Revenue $ 24,944 $ 21,398 $ 3,006 % of Revenue 79.2% 78.7% 83.2% Management Fees 24,414 21,791 2,623 % of Revenue 80.0% 79.2% 87.3% HEP Fees 530 147 383 % of Revenue 63.0% 66.0% 62.0% Gross Profit $ 6,535 $ 5,927 $ 608 % of Revenue 20.8% 21.3% 16.8%

2003 FINANCIAL RECAP (In Thousands) 2003 2002 Variance Operating Expenses $ 5,167 $ 4,617 $ 550 % of Revenue 16.4% 16.6% 15.2% Other Expenses 207 520 (313) % of Revenue 0.7% 1.9% (8.7%) Income Tax Expense (Benefit) 529 (2,212) 2,741 % of Revenue 1.7% (7.9%) 75.8%

2003 FINANCIAL RECAP (In Thousands) 2003 2002 Variance Net Earnings $ 633 $ 3,001 $ (2,368) Deemed Dividend 656 - 656 Dividend 4 - 4 Net Earnings (Loss) Applicable to C/S $ (27) $ 3,001 $ (3,028) EPS - Basic $ - $ 0.24 EPS - Diluted $ - $ 0.24

OTHER CHANGES IN 2003 $0 $800 $600 $400 $200 $865 $100 2000 2001 2002 2003 $0 $0 HEALTH ENHANCEMENT PROGRAM GROWTH 400 300 200 100 0 143 175 200 393 2000 2001 2002 2003 SITE GROWTH Number of Sites Revenue (in '000s) $1000

HFC WELLNESS Nutrition/Weight Loss Tobacco Cessation Stress Management Lifestyle Interventions Self Care e-Health HFC ASSESSMENT Health Risk Assessments Health Screening Health Data Management Health Fairs Fitness Assessments HFC FITNESS Personal Training Walk This Way(tm) Group Exercise Specialty Classes Recreation HEALTH ENHANCEMENT PROGRAMS HFC OCC HEALTH Ergonomic Injury Prevention and Management Early Warning Injury Prevention Functional Capacity Evaluation On-site Treatment and Rehabilitation Job Conditioning

THE JHHCS H&F ACQUISITION Completed December 8, 2003 Largest competitor in health and fitness management 160 sites (54 JJHCS H&F sites) 60 clients (including JJHCS H&F) 1,500 trained associates Revenues and profitability Expanded programs services A different perspective on health and fitness services

OUR MISSION: WHY WE EXIST Dedicated to improving the health and well-being of the people we serve.

OUR VISION: What We Want to Do To become the global marketplace leader in health improvement solutions.

Fitness Wellness Recreation/ Athletic Centers Occupational Health and Rehabilitation MANAGEMENT PROGRAMS Assessments Screenings Risk Reduction Education and Awareness Health Improvement Outcomes and ROI CONSULTING HEALTH IMPROVEMENT SOLUTIONS Today

WHERE WE ARE 41 states & Canada 10 regional offices 393 locations 3,000 Health and Fitness Professionals Health Enhancement Programs in 50 States, Canada, Puerto Rico and parts of South America

THE MARKETPLACE TODAY

TODAY'S WORLD Population growth Increase longevity Aging workforce Demographic changes Obesity epidemic Changing consumer needs, wants and preferences Healthcare national agenda Economics challenges National security Lifestyle issues (e.g., fast food explosion) Changing work environment

BENEFIT COSTS ARE INCREASING ... Health Care 15% + Disability 7% to 9% Casual Absence 30% Workers' Compensation 9% overall (more than 50% in some states) Family Medical Leave Incidences Up more than 2%

HEALTH BEHAVIORS ARE OUT OF CONTROL Chronic illness affects more than one-third of working-age Americans and accounts for 75% of the nation's annual health care costs. 60% to 75% of Americans do not engage in enough physical activity for health benefits. Obesity/overweight increased 61% from 1990 to 1999 and accounts for an estimated $75 billion in direct costs and 58 million days of work lost annually or $5.7 billion in lost revenue. People living in counties marked by sprawling development are likely to walk less, weigh more and are more likely to have high blood pressure.

ECONOMIC OR HEALTH SOLUTION? Hewitt and Watson Wyatt report: 99% of employers are significantly or critically concerned about health care costs Only 18% are "very confident" of their ability to manage health care costs Economic solutions: higher co-pays, reduction in benefits do little to control long-term health care costs

THIS IS A HEALTH PROBLEM Lifestyle choices cause health problems . . . Obesity, smoking, poor nutrition, inadequate exercise are responsible for up to 70% of illnesses and medical problems. HFC offers programs (Health Enhancement Programs) that help employers and employees address these issues.

FORTUNE 500 CLIENTS SPEAK OUT TOP FIVE NEEDS Today, clients require an integrated health model Understandable, replicable metrics Communications, marketing materials, effective messages Value proposition for health management "Stories" of successes

HEALTH COST, LOST PRODUCTIVITY MEDICAL CLAIMS PER YEAR 35% of cost Higher than $10,000 per person 50% of cost $1,000 to $9,999 per person 15% of cost Less than $1,000 per person LOST WORK DAYS PER YEAR 41+ 8 to 40 0 to 7 Low Risk Low Cost Moderate Risk Moderate Cost High Risk Accelerating Cost Acute Condition High and Accelerating Cost Chronic Disease Catastrophic Illness Highest Cost 4% 5% 25% 30% 36% SOURCES: Watson Wyatt Worldwide; Harris Health Trends; StayWell Health Management; D. Edington, University of Michigan Health Risk Status by # of Risks 5 or more 0 to 2 3 to 4

MARKETPLACE SOLUTION AND HFC CAPABILITIES TODAY ASSESSMENT (HRA) FITNESS WELLNESS OCC HEALTH DISEASE MGMT ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?

OUR PLAN

PRIORITIES FOR 2004 Grow our core business Expand our capabilities to deliver integrated health improvement solutions Develop the capacity, competency to demonstrate the value of the services we offer Build leadership and talent to guide the "New HFC" to achieve our goals Grow through acquiring, merging, or forming strategic alliances to consolidate the industry and to provide more products and services to our clients

GOALS FOR 2004 (In Thousands) 2004E 2003 Growth Revenue $ 50,000 $ 31,479 59.0% Gross Profit 11,750 6,535 80.0% Income Before Taxes 1,750 1,161 51.0% Net Earnings 1,050 633 66.0% Net Earnings to Common Shareholders $ 990 $ (27) Diluted EPS $ 0.06 $ 0.00 EBITDA $ 3,100 $ 1,518 104%

Q & A